BUSINESS DEVELOPMENT AGREEMENT

                                     BETWEEN

                                  KARL FLOWERS
                                        &
                                  JOHN THOMPSON

                                       AND

                              BROWSESAFE.COM, INC.


THIS BUSINES DEVELOPMENT CONSULTING AGREEMENT (the "Agreement") is made and entered into this day, May 23, 2000 by and between Karl Flowers & John Thompson, and Browsesafe.com, Inc., a Delaware company (Browsesafe).

WHEREAS, BROWSESAFE desires to retain Karl Flowers & John Thompson to provide various consulting and business development services for the benefit of Browsesafe including but not limited to assisting in capital arrangements and structures for the benefit of Browsesafe and any merger, acquisition, joint venture or expansion of the company's business; and providing the introduction and assistance in the negotiations and structure of any joint venture, merger, acquisition, or customer relationships of Browsesafe; providing all necessary assistance in arranging for the company to initiate trading on a listed exchange such as the American Stock Exchange.

WHEREAS, KARL FLOWERS & JOHN THOMPSON, is willing and capable of providing various consulting and business development services for the benefit of Browsesafe including but not limited to assisting in capital arrangements and structures for the benefit of Browsesafe and any merger, acquisition, joint venture or expansion of the company's business; and providing for the introduction and assistance in the negotiations and structure of any joint venture, merger, acquisition, or customer relationship of Browsesafe; and providing all necessary assistance in arranging for the company to initiate trading on a listed exchange such as the American Stock Exchange; and

WHEREAS, BROWSESAFE desires to retain the services of Karl Flowers & John Thompson as independent business development consultants and Karl Flower & John Thompson desires to be retained in that capacity upon the terms and conditions hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

A)       SERVICES
         1)       CONSULTING AND MARKET AWARENESS

                  Karl Flowers & John Thompson will provide for assistance in the structures of capital infusion to Browsesafe and/or any of its subsidiaries through private individuals, managed funds and/or Venture Capital funds for the benefit of Browsesafe including but not limited to assisting in capital arrangements and structures for the benefit of Browsesafe and any merger, acquisition, joint venture or expansion of the company's business; and providing for the introduction and assistance in the negotiations and structure of any joint venture, merger, acquisition, or customer relationship of Browsesafe. Karl Flowers & John Thompson will also provide complete assistance to the company by providing the introductions to and the maintaining of the relationships by and between Browsesafe and the American Stock Exchange for listing on said exchange. Karl Flowers and John Thompson will also use their best efforts in providing assistance and introductions to and the maintaining of the relationships by and between a specialist firm and Browsesafe to conduct trading on the American Exchange. Karl Flowers & John Thompson will again use their best efforts in providing introductions to and assistance in developing relationships with but not limited to potential joint venture partners such as Sony's interactive division, Miscrosoft's X-Box division, Sega, for potential bundling of Browsesafe's software with the hardware of the above mentioned companies. Karl Flowers & John Thompson shall also assist Browsesafe by exploring opportunities with additional hardware manufactures such as Thomson Consumer Electronics, Eagle Wireless, for potential bundling and/or other distribution methods. Karl Flowers & John Thompson shall assist the company in exploring software and ISP companies for possible acquisition targets, which may vertically enhance the business of Browsesafe.com, Karl Flowers & John Thompson may from time to time introduce the company to research analysts or investment bankers who may provide financing or research for the benefit of the company. These bankers may also provide assistance in effecting these mergers or financing for any above-mentioned project. Karl Flowers & John Thompson will use its best efforts in locating internet companies that may enhance the business at hand of Browsesafe.

         2)       COMPLIANCE WITH LAWS

                  Karl Flowers & John Thompson shall comply with all laws, ordinances, rules and regulations in the performance of this Agreement, including without limitation, all federal and state securities laws.

         3)       MANAGEMENT CONSULTING

                  Karl Flowers & John Thompson shall assist management in the structure or re-structuring of the company, with any spin-off, or the creation of any new subsidiary that Karl Flowers & John Thompson may be of assistance.

B)       TIME, PLACE, AND MANNER OF PERFORMANCE

                  Karl Flowers & John Thompson shall be available for advise and counsel to the officers and directors of Browsesafe at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time place and manner of performance of the services hereunder, including the amount of time to be allocated by Karl Flowers & John Thompson shall be determined by both parties in writing.

C)       TERM OF AGREEMENT

                  The term of this agreement shall be from the signed of this document and shall terminate on at midnight December 31, 2000.

D)       COMPENSATION

                  Karl Flowers & John  Thompson  will  receive the  following in
                  full   consideration   of  the  services  to  be  provided  to
                  Browsesafe.

                 1) Karl Flowers & John Thompson shall receive 100,000 shares of common stock Browsesafe (PGPG) upon the signing of this agreement. Shares are to be issued 50,000 in the name of Karl Flowers, and 50,000 in the name of John Thompson.

                    Browsesafe agrees to register shares in the SB-2 filing that is currently pending.

                 2) In  addition  to any  fees  that may be  payable  to Karl
                    Flowers & John Thompson, Browsesafe hereby agrees to reimburse Karl Flowers & John Thompson for all of its accountable out-of-pocket expenses for items requested by the company. These expenses are for items requested by Browsesafe (i.e. travel related items conducted at the request of Browsesafe).

E)       DISCLOSURE

                  In consideration of the confidential nature of business contemplated herein, Browsesafe and Karl Flowers & John Thompson agree not to disclose or otherwise reveal to any third party any information pertaining to Browsesafe or Karl Flowers & John Thompson without permission, except as required by law.

F)       NATURE OF RELATIONSHIP

                  It is understood and acknowledged by the parties that Karl Flowers & John Thompson are being retained by Browsesafe in an independent capacity and that Karl Flowers & John Thompson are not authorized to enter into any agreement or incur any obligation on behalf of Browsesafe.

G)       ENTIRE AGREEMENT

                  This agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements, and negotiations between the parties.

H)       SEVERABILITY

                  All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the agreement shall be interpreted as if such invalid agreement or covenants were not contained herein.

I)       WAIVER AND MODIFICATION

                  Any waiver, alteration or modification of any of the provisions of this agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrence or transactions hereof.

J)       INDEMNIFICATION

                  Notwithstanding anything to the contrary set forth in this Agreement, Karl Flowers & John Thompson hereby agrees that it will comply with all applicable rules and regulations of the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), including, without limitation, the anti-fraud and anti-manipulation requirements of Section 10(b) of the Exchange Act. In addition to the above, (i) in any period during which Browsesafe is contemplating a public offering of its securities and a corresponding filing of a Registration Statement with the Securities and Exchange Commission, (ii) during the waiting period between the filing of such Registration Statement and its effectiveness, and (iii) during any post-effective period before the offering is complete and the prospectus delivery requirements have terminated, Karl
                  Flowers & John Thompson agrees to comply strictly with the standards set forth in Securities Act Rule 135 and 134, as applicable, and the standards allowing "free writing" during the post-effective period as set forth in the Securities Act and interpretations thereof. In this regard, we have provided you with several pages from the Corporate Communications Handbook by Messrs. Walton and Seghetti, which outline in a general form these rules and requirements. By supplying this information to you, Browsesafe is not undertaking any further responsibility to counsel about its duties and responsibilities under the securities laws, and Karl Flowers & John Thompson should consult its own legal counsel with respect to liabilities under these laws. Further, Karl Flower & John Thompson agrees to indemnify Browsesafe, its directors, officers, employees, and agents, against any claims, damages, liabilities or losses directly resulting from the violations of any securities laws, rules, or regulations.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this agreement as of the day and year first written.

/s/ Mark Smith                                5-23-00
-----------------------------------         -----------------------------------
Browsesafe.com, Inc.                        Date
Mark Smith
President, CEO

/s/ Karl Flowers                               5/23/00
-----------------------------------         -----------------------------------
Karl Flowers & John Thompson                Date
Karl Flowers

/s/ John Thompson                             5/23/00
-----------------------------------         -----------------------------------
Karl Flowers & John Thompson                Date
John Thompson